                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
of FSB Bancorp, Inc.

     We consent to the use of our report on the financial statements of FSB Bancorp, Inc. and subsidiary included in this Registration Statement on Form S-4 and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                 /S/ ANDREWS HOOPER & PAVLIK PLC

Saginaw, Michigan
June 20, 2000